Prospectus Supplement	231368 1/06
dated January 30, 2006

PUTNAM VT AMERICAN GOVERNMENT INCOME FUND

The final paragraph under “Main Investment Strategies--U.S. Government Bonds” is revised in its entirety as follows:

Under normal circumstances, we invest at least 80% of the fund’s net assets in U.S. government securities. We may invest up to 20% of net assets in mortgage-backed and other asset-backed securities of private (non-governmental) issuers rated AAA or its equivalent at the time of purchase by a nationally recognized securities rating agency, or if unrated, that we determine to be of comparable quality. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

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